UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2009

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

                   Michigan                                   38-2007430
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)

   One Campus Martius, Detroit, Michigan                      48226-5099
  (Address of Principal Executive Offices)                    (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 1.01.  Entry into a Material Defintive Agreement.

On January 28, 2009, the Board of Directors of Compuware Corporation (the "Company") authorized the Company to execute an amendment (the "Amendment") to the Rights Agreement, dated as of October 25, 2000, between the Company and Equiserve Trust Company, N.A., now known as Computershare Trust Company, N.A. (as previously amended, the "Rights Agreement"), which provides for the right to purchase one two-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company at a price of $40.00 per one two-thousandth of a Preferred Share. The Amendment, executed on February 2, 2009, changes the "Final Expiration Date," as defined in the Rights Agreement, from May 9, 2009 to May 9, 2012. In addition, Section 2 of the Rights Agrement was amended to reflect that the Rights Agent (Computershare Trust Company) acts only as agent for the Company and not the holders of the Rights. A copy of the Amendment is filed as an amendment to this report on Form 8-K and is incorporated herein by reference.

      In connection with the Board's approval of the Amendment, it currently intends to ask shareholders at the 2009 annual meeting to vote on a non-binding ratification proposal with respect to the Rights Agreement as amended. Further information regarding the proposal will be included in the Company's annual meeting proxy statement. This report on Form 8-K is not intended to be a solicitation of proxies in connection with the annual meeting.

Item 2.02. Results of Operations and Financial Condition.

      On January 28, 2009, the Company issued a press release announcing financial results for its third quarter ended December 31, 2008 and certain other information. A copy of the press release is furnished with the Report as
Exhibit 99.1.

      A transcript of the conference call held on January 28, 2009 is furnished with the Report as Exhibit 99.2.

Item 3.03.  Material Modification to Rights of Security Holders.

      The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

      On January 27, 2008, the Audit Committee of the Board of Directors amended its charter to comport with changes to the Public Company Accounting Oversight Board rules. The amendment clarifies an independent auditor's duty to disclose its relations with the Company to the Audit Committee. The amended Audit Committee charter can be found at http://investor.compuware.com/governance.cfm, listed under Committee Charters.

      On January 27, 2009, Gurminder Bedi was appointed as the Chairman of the Nominating/Governance Committee. Mr. Bedi replaces Jim Prowse as chair of the committee. Mr. Prowse will continue to serve on the committee. In addition, Mr. Bedi replaced Mr. Prowse as the presiding director for purposes of conducting the executive sessions of the Board. Because Mr. Prowse entered into a consulting agreement with the Company, he is no longer considered independent under the applicable stock exchange rules.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            4.11 Amendment No. 3 to Rights Agreement, dated as of February 2, 2009.

            99.1  Press Release, dated January 28, 2009.

            99.2  Transcript of conference call held on January 28, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPUWARE CORPORATION


Date: February 2, 2009                         By: /s/ Laura L. Fournier
                                                   ---------------------------
                                                   Laura L. Fournier
                                                   Executive Vice President
                                                   Chief Financial Officer

                                INDEX OF EXHIBITS

Exhibit No.                       Description
-----------   -----------------------------------------------------------------

   4.11       Amendment No. 3 to Rights Agreement, dated as of February 2, 2009.

   99.1       Press Release, dated January 28, 2009.

   99.2       Transcript of conference call held on January 28, 2009.